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                                                                   Exhibit 10.11


                          STANDARD FORM OF STORE LEASE
                    The Real Estate Board of New York, Inc.

Agreement of lease, made as of this 1st day of August 1995, between Stamar Realty Corp. party of the first part, hereinafter referred to as OWNER, and or Landlord, and 180 Jamaica Corp. party of the second part, hereinafter referred to as TENANT. Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the building (approximately 21,000 square feet) known as 107-10 180th Street and the land (consisting of approximately 201,000 square feet) as set forth on the site plan annexed hereto in the Borough of Queens, City of New York, for the term of (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of August nineteen hundred and ninety-five, and to end on the 31st day of July two thousand and ten, unless terminated sooner both dates inclusive, at an annual rental rate of ____ as hereinafter provided see rider which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction
whatsoever, except that Tenant shall pay the first    monthly installment(s) on
the execution hereof (unless this lease be a renewal). In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.
Occupancy: 2. Tenant shall use and occupy demised premises for a vehicle storage and maintenance facility and offices.

Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.

Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within 30 days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owners rights thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installation as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner at Tenant's expense.

Repairs: 4. Owner shall maintain and repair the public portions of the building, both exterior and interior, except that if Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same in good order and condition at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article
8. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein, and the sidewalks adjacent thereto, and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building including the erection or the operation of any crane, derrick or sidewalk shed, or in or to the demised premises or the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall be not entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other Casualty which are dealt with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, and with respect to the portion of the sidewalk adjacent to the premises, if the premises are on the street level, whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Except as provided in
Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do
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or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant to comply with the terms of this article. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements, and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Tenant's Liability Insurance Property Loss, Damage, Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or other wise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sole costs and expense, to maintain general public liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession and during the term of this lease. Such insurance shall be in an amount and with carriers acceptable to the Owner. Such policy or policies shall be delivered to the Owner. On Tenant's default in obtaining or delivering any such policy or policies or failure to pay the charges therefor, Owner may secure or pay the charges for any such policy or policies and charge the Tenant as additional rent therefor. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agent, contractors, employees, invitees, or licensees, of any covenant on condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such acton or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire, and other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages therein shall be repaired by and at the expense of owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restoration under the conditions of
(b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or anyone claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from that date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment, at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate tenant or the majority partnership interest of a partnership tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform, in the premises, following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are concealed within the walls, floors or ceiling, wherever practicable. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the demised premises the usual notice "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area: 14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the

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Rider to be added if necessary.
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building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of Articles 2 or 37 hereof, or of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part therof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 365 of Title 11 of the U.S. Code (Bankruptcy Code) or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen
(15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then owner may serve a written * days notice of cancellation of this lease upon Tenant, and upon the expiration of said * days ** this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such * day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts therof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant or any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Owner, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any actions or proceeding and prevails in any such action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by owner as damages.

No Representations by Owner: 20. Neither Owner nor Owner's agent have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or other wise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 22. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 23. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease,Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in page

* ten (10)

** unless tenant has cured such default
one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver: 24. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed in acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury: 25. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding for action or possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform: 26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of which have been or are affected, either directly or indirectly, by war or other emergency, or when, in the judgement of Owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown or to make repairs, alterations or improvements.

Bills and Notices: 27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges: 28. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Owner shall be payable by Tenant as additional rent. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner as additional rent, on the first day of each month, _______ % ($______) of the total meter charges, as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers: 29. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the Insurance Services Office or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $_____, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning: 30. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall, if and insofar as existing facilities permit furnish heat to the demised premises, when and as required by law, on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall at Tenant's expense, keep demised premises clean and in order, to the satisfaction to Owner, and if demised premises are situated on the street floor, Tenant shall, at Tenant's own expense, make all repairs and replacements to the sidewalks and curbs adjacent thereto, and keep said sidewalks and curbs free from snow, ice, dirt and rubbish. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such times as Owner may elect and shall be due and payable, when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgement of Owner, are necessary for the proper operation of the building.

Security: 31. Tenant has deposited with Owner the sum of $30,667.50 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions and of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for return of said security, and Tenant agrees to look to the new Owner solely for return of such security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions: 32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions: 33. The terms "Owner" as used in this lease means only the Owner, or the mortgagee in possession, for the time being of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties of their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring: 34. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 35. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner and Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness or any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass: 36. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for an in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

Pornographic Uses Prohibited: 37. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the premises, not permit use of the premises for nude modeling, rap sessions, or as a so called rubber goods shops, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any subleasee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial manner with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal law SS235.00.

Estroppel Certificate: 38. Tenant, at any time, and from time to time, upon at least 10 days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifcations), stating the dates which the rent and additional rent have been paid, and stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default.

Successors and Assigns: 39. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner:                        _____________________________________
                                          STAMAR REALTY CORP.


/s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
---------------------------------         --------------------------------------
                                          BY:

Witness for Tenant:                       ______________________________________
                                          180 JAMAICA CORP.


---------------------------------         --------------------------------------
                                          BY:

                                ACKNOWLEDGEMENTS

CORPORATE OWNER
STATE OF NEW YORK,  ss.:
County of New York

On this ___ day of ______, 19 _, before me personally came ______________ to me known, who being by me duly sworn, did depose and say that he resides in _____ that he is the _________ of _________________ the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



                                          --------------------------------------

INDIVIDUAL OWNER
STATE OF NEW YORK,  ss.:
County of

On this _______ day of ________, 19__, before me personally came _______________
to be known and known to me to be the individual _______________________________ described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that ______________ he executed the same.


                                          ______________________________________

CORPORATE TENANT
STATE OF NEW YORK,  ss.:
County of New York

On this ____ day of ________, 19__, before me personally came ___________ to me known, who being duly sworn, did depose and say that he resides in _________ that he is the _________ of 180 _____________ the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation, the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                          /s/ [ILLEGIBLE]
                                          --------------------------------------

INDIVIDUAL TENANT
STATE OF NEW YORK,  s.s.:
County of

On this _______ day of ________, 19__, before me personally came _______________
to be known and known to me to be the individual _______________________________ described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that ______________ he executed the same.


                                          ______________________________________

                                    Guaranty

The undersigned Guarantor guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the agreements to be performed and observed by Tenant in the attached Lease, including the "Rules and Regulation" as therein provided, without requiring any notice to Guarantor of nonpayment, or nonperformance, or proof, or notice of demand, to hold the undersigned responsible under this guaranty, all of which the undersigned hereby expressly waives and expressly agrees that the legality of this agreement and the agreements of the Guarantor under this agreement shall not be ended, or changed by reason of the claims to Owner against Tenant of any of the rights or remedies given to Owner as agreed in the attached Lease. The Guarantor further agrees that this guaranty shall remain and continue in full force and effect as to any renewal, change or extension of the Lease. As a further inducement to Owner to make the Lease Owner and Guarantor agree that in any action or proceeding brought by either Owner or the Guarantor against the other on any matters concerning the Lease or of this guaranty that Owner and the undersigned shall and do waive trial by jury.

Dated:_________________________ 19___


------------------------------------
Guarantor


-------------------------------------
Witness

-------------------------------------
Guarantor's Residence

-------------------------------------
Business Address

-------------------------------------
Firm Name

STATE OF NEW YORK   )    ss.:
COUNTY OF ________  )

On this _______ day of ________, 19__, before me personally came _____________
to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.


----------------------------
Notary

IMPORTANT PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE
      WITH ARTICLE 35.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and safeguards.

2. If the premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, etc.

3. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed.

4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Signs on interior doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

8. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such person.

9. Owner shall have the right to prohibit any advertising by any Tenant which, in Owner's opinion, tends to impair the reputation of Owner or its desirability as a building for stores or offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

10. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

11. Tenant shall not place a load on any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines, and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant's expense in setting sufficient in Owner's judgement to absorb and prevent vibration, noise and annoyance.

12. Refuse and Trash - Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 12, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such non-compliance, utilizing counsel reasonably satisfactory to Owner.

Address

Premises

-------------------------------------------
-------------------------------------------




TO

============================
STANDARD FORM OF

STORE LEASE

The Real Estate Board of New York, Inc.
(C)Copyright 1994. All rights Reserved.
Reproduction in whole or in part prohibited.

==============================

Dated_______________   19

Rent Per Year_____________

Rent Per Month____________

Term
From
To

Drawn by______________________

Checked by_____________________

Entered by______________________

Approved by_____________________

===============================

                     RIDER TO STANDARD FORM OF STORE LEASE,

                                 BY AND BETWEEN

                        STAMAR REALTY CORP., AS LANDLORD,

                                       AND

                          180 JAMAICA CORP., AS TENANT.

          40. RIDER PROVISIONS PREVAIL. The Tenant and Landlord herein agree that, in the event of a conflict between the provisions contained in the printed Standard Form of Store Lease and the attached Rider and Schedule, then, and in such event, the provisions of the Rider and Schedule shall prevail as to the intent of the parties.

          41. AS-IS POSSESSION.

     A. Tenant acknowledges that it has inspected the demised premises and Landlord, or Landlord's agent, has made no representation or promises with regard to the demised premises for the term herein demised. The taking of possession of the Demised Premises by Tenant for the term herein demised shall be conclusive evidence as against Tenant that Tenant accepts the same subject to any and all defects therein, latent, patent or otherwise in its "as-is" condition. Landlord shall not be obligated to perform any work or make any repairs, alterations, improvements in additions to said demised premises for Tenant's occupancy.

     B. It is understood , that in consideration of Tenants renting the premises in "as is" condition that the Landlord shall offer Tenant a rent reduction in the sum of $220,000.00 which reduction has been calculated into the base rent over a Seventy Two (72) month period as set forth in paragraph "77" entitled "Base Rent" herein. Further, Tenant has agreed to perform certain work in the premises as elaborated in paragraph 43 herein.

     C. The landlord shall retain 200 square feet of storage space in the basement,

          42. INTENTIONALLY OMITTED

          43. TENANT'S WORK, INSTALLATION AND ALTERATIONS. At all times during the term of this Lease, except for Landlord's Work, if any, all work necessary or desirable to make the demised premises suitable for Tenant's use and occupancy shall be performed by Tenant at Tenant's own cost and expense (hereinafter called "Tenant's Work"). At all times during the term of this Lease; Tenant's Work shall be subject to the following conditions:

     A. Tenant shall comply with all the laws, orders, rules and regulations of all governmental authority, and of the fire insurance rating organization having jurisdiction thereof, and the local board of fire underwriters, and the recommendation of any insurance company or any similar body, and Tenant shall have procured and paid for, so far as the same may be required, all governmental permits and authorizations;

     B. Prior to commencing Tenant's Work, all plans and specification therefor shall be submitted to Landlord for Landlord's prior written approval, said approval shall not be unreasonably withheld. The approval by Landlord of any of Tenant's plans and specifications shall not constitute an assumption of any liability on the part of the Landlord for their accuracy or their conformity with applicable law and Tenant shall be solely responsible therefor. Approval by Landlord of any of Tenant's plans and specifications shall not constitute a waiver by Landlord of the right to thereafter require Tenant to amend same to provide for omissions or errors therein later discovered by Landlord;

     C. Tenant's Work shall be completed (i) with reasonable dispatch, (ii) in accordance with the plans and specifications submitted to, and approved in writing by, Landlord pursuant to subparagraph (B) hereof and (iii) only with the use of new first class materials and supplies. Landlord reserves the right, from time to time, to inspect work in progress for the purposes of approving or disapproving the quality of workmanship and its conformity with approved plans, specifications and drawings;

     D. Except as otherwise expressly provided for herein, the cost of such Tenant's Work shall be paid by Tenant in cash, or its equivalent, so that the demised premises and Building shall at all times be free of liens for labor and materials supplied in connection with the Tenant's Work. Tenant shall not permit a mechanic's lien to be placed on the premises, and shall have same removed within seven days if placed on the premises due to work performed or materials supplied on behalf of Tenant. Tenant shall obtain release of lien(s) from all of its contractors, subcontractors, materialmen and laborers furnishing work and materials to the Tenant for construction and/or alterations at the Demised Premises.

     E. Prior to commencing Tenant's Work, Tenant shall at its own cost and expense deliver to Landlord an endorsement of its policy of comprehensive general liability insurance referred to in Article 50 of this Lease, covering the risk during the course of performance of Tenant's Work, which policy as endorsed shall protect Landlord in the same amounts against any claims or liability arising out of Tenant's Work and Tenant's contractors shall obtain Worker's Compensation Insurance to cover all persons engaged in Tenant's Work and liability insurance covering the work done at Tenant's premises in the amounts of $500,000 in respect of property damage and $1,000,000 in respect of any one person, not less than $3,000,000 of any one accident, and a certificate thereof shall be furnished to the Landlord before commencement of any work by any contractor, subcontractors, their agents, servants or employees. Tenant's contractor shall name Landlord and any such other party as Landlord may request, as additional insured under the amid insurance policies.

     F. Notwithstanding anything herein contained to the contrary, Tenant shall make all repairs to the Demised Premises necessitated by Tenant's Work, and shall keep and maintain in good order and condition all of the installation in connection with Tenant's Work, and shall make all necessary replacements thereto.

     G. Tenant at its own cost and expense, and with no charge or obligation by the Landlord, shall furnish and install all work and materials necessary to grade and repave all parking areas with in the Premises, install area lighting ,remove and enlarge garage doors, install three underground diesel fuel tanks, remove existing above ground tanks on the premises and dispose of same in a manner that conforms with all relevant laws, and renovate the office areas. The Landlord by execution of this lease grants its approval to such work.

     H. Landlord shall not be required to furnish any labor, equipment or materials or reimburse Tenant for any costs or expenses in connection therewith.

          44. UTILITIES

     A. It is expressly understood that Landlord shall not supply to the demised premises any utilities or building services of any kind. Tenant agrees to make its own arrangements with the public utility company servicing the demised premises for the furnishing of and payment of all charges for electricity and other utilities consumed by Tenant in the demised premises, and for the installation of separate meters therefor. In no event shall Landlord be responsible for charges for electricity, water or any other utilities consumed in the demised premises by Tenant. All meters at the demised premises for the purpose of measuring Tenant's consumption of the respective utilities (electricity, water, steam, etc.) shall be installed and maintained by Tenant, at Tenant's sole cost and expense, in good order and condition. Tenant acknowledges that it has inspected the demised premises and the Building, and is fully aware of the availability or the unavailability of utilities for use by Tenant in the operation of its business. Landlord makes no representations to Tenant as to the availability or unavailability of said utilities. Tenant shall have the right to use any existing meters.

     B. Interruption or curtailment of any utility or service shall not constitute a constructive or partial eviction, nor entitle Tenant to any compensation or abatement of rent. In no event shall Tenant in any way interfere with or tie in to any electrical feeders, risers or other electrical installations within the Building.

          45. TAXES.

     A. Tenant shall pay as additional rent an amount equal to the taxes, which shall include all taxes related to the demised premises including but not limited to real estate taxes, water charges or taxes, and sewer taxes or charges, for each fiscal tax period, or pro rata portion thereof during the term of this Lease for which Landlord shall be obligated in excess of the Real Estate Taxes for the Premises for the fiscal year 1995/1996 (the amount payable by the Tenant is hereinafter referred to us as the "Excess Tax Payment"). The Excess Tax Payment shall be prorated, if necessary, to correspond with that portion of a fiscal tax year occurring within the lease term. The Excess Tax Payment shall be payable by Tenant within ten days after receipt from the Landlord of a statement for the Excess Tax Payment due accompanied by a copy of the Landlord's tax bill.

     B. In the event that the Landlord, or the Tenant as agent for the Landlord, shall institute tax reduction or other proceedings to reduce the assessed valuation of the Premises and as a result thereof obtain a rebate or a reduction in assessment for periods during which Tenant has paid or is obligated to pay the Excess Tax, Landlord shall, after deducting any expenses it has incurred with respect to such proceedings, including without limitation reasonable attorneys fees and disbursements in connection therewith, return to Tenant the Tenant's share of any such estate which shall be based upon the Excess Tax Payment which would have been due in accordance with the reduced assessment.

     C. As soon as reasonably practical after the expiration of each tax year, the Landlord shall furnish to Tenant a statement setting forth Tenant's Excess Tax Payment and shall also deliver to Tenant a copy of the applicable tax bill.

          46. MECIIANIC'S LIENS.

     A. Notwithstanding anything in the contrary contained in this Lease, Tenant, its successors and assigns, warrant and guarantee to Landlord, its successors and assigns, that if any mechanic's lien shall be filed against the Building, the work claimed to have been done for, or materials claimed to have been furnished to, Tenant, (i) the same shall be discharged by Tenant; by payment, by bond or otherwise, at the sole cost and expense of Tenant, within seven (7) days of the giving of notice thereof by Landlord, (ii) either a release or a satisfaction of lien, as the case may be, shall be filed with the County Clerk of the county in which the Building is situated within such seven
(7) day period, and (iii) a copy of such release or satisfaction, as the case may be, certified to by such County Clerk shall be delivered to Landlord within three (3) days after such filing.

     B. In the event such mechanic's lien is not discharged timely, as aforesaid, Landlord may discharge same for the account of and at the expense of Tenant by payment, bonding or otherwise, without investigation as to the validity thereof or of any offsets or defenses thereto, and Tenant, within ten
(10) days after being billed therefor, shall promptly reimburse Landlord, as Additional Rent, for all costs, disbursements, fees and expenses, including without limitation, Landlord's reasonable legal fees, incurred in connection with so discharging said mechanic's lien, together with interest thereon from the time or times of payment until reimbursement by Tenant.

     C. In the event such mechanic's lien is not discharged timely, as aforesaid, Landlord, in addition to all other rights granted to Landlord in this Lease and without limitation, may institute a dispossess summary proceeding based upon such failure to discharge any such lien.

     D. It is further understood and agreed between the parties hereto that Landlord may apply all or a portion of the security deposit made by Tenant hereunder toward discharging any such mechanic's lien and the cost, expenses, fees and disbursements, including without limitation, reasonable legal fees, in connection therewith. Upon notification by Landlord of the application of all or a portion of the security deposited by Tenant, Tenant shall, within ten (10) days after receipt of said notice, restore the security deposit to such amount held by Landlord prior to application thereof. Tenant's failure or refusal to restore the security as aforesaid shall constitute a material default under this Lease.

          47. INTENTIONALLY OMITTED

          48. INTENTIONALLY OMITTED

          49. INTENTIONALLY OMITTED

          50. INDEMNITY-LIABILITY INSURANCE.

     A. Tenant covenants and agrees to indemnify and save Landlord and its principals, disclosed or undisclosed, harmless from and against any and all claims, losses, damages or expenses (including reasonable attorney's fees) or other liability arising during the term of this Lease out of or in connection with (i) the construction, possession, use, occupancy, management, repair, maintenance or control of the Demised Premises or any part thereof or any other part of the Building used by Tenant, or (ii) any act or omission of Tenant or Tenant's agents, employees, contractors, concessionaires, licenses, invitees, subtenants or assignees, or (iii) any default, breach, violation or non-performance of this Lease or any provision hereof by Tenant, or (iv) any Injury to person or property or loss of life sustained in or about the Demised Premises or any part thereof, except such claims found to be the result of the negligence of Landlord, its agents, employees or contractors. Tenant shall, at its own cost and expense, defend any and all actions, suits and proceedings which may be brought against, and Tenant shall pay, satisfy and discharge any and all judgments, orders and decree which may be made or entered against, Landlord, its principals, disclosed or undisclosed, with respect to, or in connection with, any of the foregoing. The comprehensive general liability coverage maintained by Tenant pursuant to this Lease shall specifically insure the contractual obligations of Tenant as set forth in this Article and/or as provided in this Lease.

     B. Tenant covenants to provide on or before the Commencement Date of the term hereof and to keep in force during the term hereof for the benefit of Landlord, STAMAR REALTY Corp. And Tenant a comprehensive policy of liability insurance protecting Landlord and Tenant against any liability whatsoever occasioned by accident on or about the demised premises or any appurtenances thereto. Such policy is to be written by new York admitted insurance companies in good standing, and the amounts of liability thereunder shall not be less than the amount of $3,000,000 in respect of any one person, in the amount of $3,000,000 in respect of any one accident, and in the amount of $1,000,000.00 in respect of property damages. Prior to the time such insurance is first required to be carried by Tenant, and, thereafter, at least sixty (60) days prior to the expiration of any such policy. Tenant agrees to deliver to Landlord either a duplicate original of the aforesaid policy or a certificate evidencing such insurance provided said certificate contains an endorsement that such insurance may not be canceled or modified except upon thirty (30) days written notice to Landlord. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Landlord to exercise any or all of the remedies as provided in this lease in the event of Tenant's default.

     C. Notwithstanding anything contained in this Lease to the contrary, Landlord shall have the right, at anytime during the term of this Lease, upon ten (10) days written notice to Tenant, to request Tenant to furnish to Landlord, a duplicate original of the insurance policy(s), or certificate(s) of insurance, which are required to be maintained pursuant to the terms of the Lease.

     D. Tenant shall be solely responsible for payment of premiums with respect to all such insurance. In the event of loss or damage to the Premises, the proceeds of such insurance must be applied for the cost of repair an/or replacement of the Premises.

          51. INTENTIONALLY OMITTED

          52. TENANT'S CERTIFICATION. Tenant shall, without charge at any time and from time to time, within ten (10) days after request by Landlord, certify by written instrument, duly executed, acknowledged and delivered, to any mortgages, assignee of any mortgage or purchaser, or any proponent mortgagee, assignee of any mortgage or purchaser, or any other person, firm or corporation specified by Landlord:

     A. that this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

     B. whether or not there are then existing any setoffs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with (and, if so, specifying the same); and

     C. the dates, if any, to which the rental, additional rent and other charges hereunder have been paid in advance.

          53. SUBORDINATION AND ATTORNMENT.

     A. This Lease is subject and subordinate to all ground or underlying Lease and to all mortgages which may now or hereafter affect such leases or the real property of which the Demised Premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such ground or underlying leases or mortgages. This clause shall be self-operative and so further instrument or subordination shall be required by any ground or underlying leasee or by any mortgages affecting any lease or the real property of which the

Demised Premises are a part. However, in confirmation of such subordination, Tenant shall execute promptly any certificate the Landlord may request and Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or instrument for and on behalf of Tenant.

     B. Tenant covenants and agrees that, if by reason of a default on the part of Landlord, as leasee under any ground or underlying lease, in the performance of any of the terms or provisions of such ground or underlying lease, or for any other reason of any nature whatsoever, such ground or underlying lease and leasehold estate of Landlord as leasee thereunder is terminated by summary proceeding or otherwise, or if such ground or underlying lease and such leasehold estate is terminated through foreclosure proceedings brought by the holder of any mortgage to which such ground or underlying lease is subject or subordinate, or in case of any foreclosure of any mortgages affecting the real property of which the Demised Premises is a part. Tenant will attorn to the lessor under such proceedings, as the case may be and still recognize such lessor or such purchaser as Tenant's landlord under this Lease. Tenant agrees to execute and deliver at any time and from time to time, upon the request of Landlord, the lessor under any such ground or underlying lease, or such mortgagee or purchaser any instrument which may be necessary or appropriate to evidence such attornment and Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute and deliver any such instrument for and on behalf of Tenant. Such attornrnent by Tenant shall contain, among other things, provisions to the effect that in no event shall such lessor, mortgagee or purchaser as landlord, (i) be obligated to repair, replace or restore the Building or the Demised Premises in the event of damage or destruction, beyond such repair, replacement or restoration as can be reasonably accomplished from the net proceeds of insurance actually received by or made available to such landlord, (ii) be responsible for any previous act or omission of the landlord or the tenant under such ground or underlying lease or for the return of any security deposit unless actually received by such landlord, (iii) be subject to any liability or offset accruing to Tenant against Landlord, (iv) be bound by any previous modification or extension of this Lease unless previously consented to, or (v) by bound by any previous prepayment of more than one month's rent or other charge. Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Demised Premises in the event such ground or underlying lease terminates or any such summary proceeding or foreclosure proceeding is brought by the lessor under any such ground or underlying lease or the holder of any such and agrees that, unless and until any such lessor under any such ground or underlying lease or holder of any such mortgage in connection with any such proceeding shall elect to terminate this Lease and to extinguish the leasehold estate of Tenant hereunder this Lease shall not be affected in any way whatsoever by any such proceeding or termination.

          54. INTENTIONALLY OMITTED

          55. BROKER. Landlord and Tenant each represent to each other that they have not entered into any agreement or incurred any obligation in connection with this transaction which might result in the obligation to pay a brokerage fee to any broker other tan C.B. Commercial Realty Agency. Landlord shall pay all fees and commissions when due according to a separate brokerage agreement. Each party shall indemnify and hold harmless the other party from and against any claims or demand by any other broker, for bringing about this lease who claims to have dealt with the indemnifying party, including all expenses incurred in defending any such claim or demand including reasonable attorneys fees.

          56. CLEANING, REMOVAL OF SNOW AND GARBAGE. Tenant agrees that it will independently contract for the removal of all rubbish, refuse, garbage and waste from the Demised Premises, and will either remove or cause to be removed any snow or ice that accumulates in or around the demised premises. Tenant further agrees not to permit the accumulation (unless in concealed metal or plastic containers) of any rubbish or garbage in, on or about any part of the demised premises to arrange for the daily removal of any accumulated rubbish or garbage. Tenant shall indemnify and hold blameless the landlord from any and all claims relating to or arising out of the removal of any: garbage, rubbish, snow or ice. Tenant shall not encumber or obstruct, or permit to be encumbered or obstructed, the street and sidewalk adjacent to or abutting upon the Demised Premises.

          57. TENANT'S REMEDIES. In any action by Landlord against Tenant for dispossess or other lease violation, Tenant shall not claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant, of whatever nature, that Landlord has unreasonably withheld or unreasonably delayed any consent or approval.

          58. INTENTIONALLY OMITTED

          59. TENANT'S OPERATING OBLIGATIONS. Tenant covenants and agrees that during the term of this Lease:

     A. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, then Tenant, at its sole cost and expense, shall duly procure and therefore maintain such license or permit and submit the same to inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit.

     B. Tenant shall maintain any sanitary lines in the Demised Premises and shall not misuse plumbing facilities or dispose of any foreign substances therein. Tenant shall not permit any food, waste, or other foreign substances to be thrown or drawn into the pipes. Tenant shall maintain the plumbing that it installs in good order, repair and condition, and repair any damage resulting from any violation of this paragraph. At Tenant's sole cost and expense Tenant shall make any repairs to the other plumbing in the Building, if damage results from Tenant's improper use of the plumbing in the Building or Demised Premises.

     C. Tenant shall retain a licensed professional exterminating service which will service the Demised Premises on a regular basis throughout the term so as to keep the Demised Premises free of vermin.

     D. Tenant shall, throughout the term of this Lease, maintain, repair, service and replace when necessary, all doors leading into and out of the Demised Premises and all hardware appurtenant thereto, including, but not limited to, locks, hinges, silencers, door stops, door jams, door closers, latchsets, flushbolts, door frames, thresholds and door knobs. Landlord shall have no liability or obligation whatsoever regarding the maintenance, repair, service and replacement of the foregoing.

     E. Tenant shall not subject any fixtures or equipment in or on the Demised Premises which are affixed to the reality, to any mortgage, liens, conditions sales agreements, security interests or encumbrances.

     F. Tenant shall not perform any act or carry on any practice which may damage, mar or deface the Demised Premises or any other part of the Building.

     G. Tenant shall not install, operate or maintain in the Demised Premises any electrical equipment which will overload the electrical system, therein, or any part thereof, beyond its reasonable capacity for proper and safe operation, as determined by Landlord, in light of the overall system and requirements therefor in the Building, or which does not adhere to underwriters' approval.

          60. INTENTIONALLY OMITTED

          61. HOLDING OVER. If Tenant shall default in surrendering the Demised Premises upon the expiration or termination of the term. Tenant's occupancy subsequent to such expiration or termination, whether or not with the consent or acquiescence of Landlord, shall be deemed to be that of a tenancy at will and in no event from month-to-month or from year-to-year, and it shall be subject to all terms, covenants and conditions of this Lease applicable thereto, except the Base Rent shall be twice the amount payable in the last year of the term, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. In the event Landlord shall commence proceedings to dispossess Tenant by reason of Tenant's holding over or other default Tenant shall pay, in addition to costs and disbursements, reasonable legal fees for each proceeding as Additional Rent hereunder. Tenant shall also be liable to Landlord for all claims made by any succeeding tenants against Landlord or otherwise resulting from the failure of Tenant to timely surrender and vacate the Demised Premises.

          62. NON-WAIVER AND SURVIVAL OF ADDITIONAL RENT OBLIGATIONS. Landlord's failure during the Lease term to prepare and deliver any of the tax bills, statements, notices or bills set forth in this Lease, or Landlord's failure to make a demand, shall not in any way cause Landlord to forfeit or surrender its rights to collect any of the foregoing items of Additional Rent which may become due during the term of this Lease. Tenant's liability for the amounts due under this Lease shall survive the expiration of the Lease term.

          63. ADDITIONAL RENT. "Additional Rent" shall mean and consist of all sums of money and charges that shall become due and payable by Tenant to Landlord hereunder other than base rent. In the event of the default of payment of additional rent, the Landlord shall have the same remedies as if the Tenant defaulted in the payment of the Base Rent.

          64. LATE CHARGE. Should Tenant fail to pay when due any installment of Base Rent, Additional Rent, or any other sum payable to Landlord under the terms of this Lease, within ten (10) days after the date it is due, then interest shall accrue from and after the date on which any such sum shall be due and payable, together with a late charge of six cents ($.06) per every dollar overdue, to cover the extra expense involved in handling such delinquency shall be paid by Tenant to Landlord at the time of payment of the delinquent sum. If Tenant shall be late in making any payment due under this Lease more than three
(3) times in any Lease Year, Landlord shall be entitled to demand from Tenant and Tenant agrees to tender to Landlord additional Security in the amount of one month's then current rent to be held in accordance with the terms of Article 31 hereof.

          65. CHEMICAL WASTE. Tenant agrees that Tenant shall not pour or otherwise dispose of any chemical, chemical waste, chemical by products, or other such material, through the drainage (plumbing) system of the Building or Demised Premises.

          66. INTENTIONALLY OMITTED

          67. WATER CHARGES. Tenant shall install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay for the cost of the meter and the cost of the installation Tenant shall keep said meter and installation equipment in good working order and repair a Tenant's own cost and expense. Tenant agrees to pay for water consumed as shown on said meter. Tenant covenants and agrees to pay the sewer rent charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the Demised Premises or the realty of which they are post pursuant to law, order or regulation made or issued in connection with the use consumption, maintenance or supply of water, water system or sewage or sewage connection of system. Landlord may sue for and collect any monies to be paid by Tenant or paid by Landlord for any of the reasons or purposes hereinabove set forth.

          68. ASSIGNMENT. Transfer, sale assignment or other disposition of any portion or all of the capital stock of the Tenant, including legal or beneficial title or interest therein shall be the equivalent of to an assignment of this lease and shall be subject to the prior written approval of the landlord as well as to the restrictions set forth in this lease including but not limited to Article 11. Landlord agrees not to unreasonably withhold its consent to a proposed assignment of this Lease. Landlord shall have the right to demand and the assignee shall produce audited financial statements that said assignee can undertake the obligations of the lease including but not limited to the payment of Base rent as well as additional rent and the Real Estate Taxes.

          69. NOTICES. Notwithstanding anything contained in this Lease to the contrary, notices sent by Landlord's attorney on behalf of Landlord shall be valid service pursuant to the terms of this Lease, provided, however, that the manner in which the notice is sent is in accordance with the terms of the Lease. In addition, Tenant shall not have any recourse nor the right to contest the fact that Landlord's attorney sent any such notice. All notices or other communications required or desired to be sent by either Landlord or Tenant under this Lease shall be in writing and shall be sent by (i) Registered or Certified Mail, Return Receipt Requested, or (ii) personal deliver; or (iii) Federal Express or other national overnight courier service; at the addresses set forth at the beginning of this Lease. Notices shall be deemed served four days following the date of registration with the postal authorities, if sent by Registered Mail and four days following the date of mailing, if sent by Certified Mail; when received if sent by personal delivery; and on the date delivered if sent by Federal Express or other national overnight courier service.

Service of any notice on the Landlord shall be made upon

Mr. Sheldon Schiff
CIO New York Life Insurance
40 West 57th Street
Suite 3200
New York, N.Y. 10019

and upon
Finkelstein and Newman
185 Madison Avenue- Eighth Floor
New York, N.Y. 10016

Service of any notice on the Tenant shall be made upon the Tenant at the premises, and upon

Silverman, Collura & Chernis, P.C.
381 Park Avenue South
New York, New York 10016
Attn: Peter Silverman, Esq.

          70. RECORDATION. Landlord and Tenant will execute a statutory short form lease for recording purpose containing the names of the lessor and lessee, identification of the premises, the terms of the lease, and such provisions of this Lease as Landlord, in its sole discretion, shall deem necessary.

          71. LANDLORD'S CONSENT. If Tenant requests Landlord's consent or approval to alterations, assignment, subletting or any other matter or doing requiring Landlord's consent or approval under this Lease, and if in connection with such request Landlord seeks the advice of its attorneys, accountants, architect, engineer or other professional, then Landlord, as a condition precedent to granting its consent or approval, may require (in addition to any other requirements of Landlord in connection with such request) that Tenant pay the reasonable fees of Landlord's attorney's, accountant, architect, engineer or other professional in connection with the consideration of such request and/or the preparation of any documents pertaining thereto. Landlord's consent when properly requested in conformity with this lease and this rider, shall not be unreasonably withheld.

          72. INTENTIONALLY OMITTED

          73. ADDENDUM TO ARTICLE 6 (COMPLIANCE WITH LAWS).

     A. Supplementing the provisions of Article 6 hereof, Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the Demised Premises or the use or occupation thereof. Tenant shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards or any lawful direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, any insurance company or any similar body which shall impose any violations, order or duty upon Landlord or Tenant with respect to the Demised Premises. It is understood and agreed that in the event of the imposition of any such order the Tenant shall be responsible for the cost of such compliance whether said work is performed by Tenant or by Landlord.

     B. Tenant acknowledges with respect to the Demised Premises or any portion of the Building affecting the Demised Premises or relating thereto, that it shall be Tenant's responsibility and obligation to comply with all requirements and controls imposed by all Federal , state municipal and Local Laws of the City of New York, as same now exists or may hereafter be amended, as well as with any and all other laws, rules and regulations of the City of New York or of any governmental agency or department thereof having jurisdiction over the Building including without limitation the partitioning, layout, exit signs, telephone communications, fire extinguishers, electrical outlets, sprinklers, pressurization, HVAC systems, electrical controls, wiring, public address systems, conduits and additions to the Building electrical system. Tenant further acknowledges and agrees, if Landlord shall have performed Tenant's installation or alteration work for Tenant pursuant to any work letter agreement or pursuant to Tenant's request, the Landlord's sole responsibility with respect thereto shall be limited to the workmanlike manner of such installation or alteration and it is the responsibility of Tenant and Tenant's architect insofar as the legality of any such installation or alteration is concerned, i.e., the drawing of plans to compliance with law and the obtaining of all permits relating thereto, including without limitation, all necessary approvals and signoffs, as well as any subsequent required, by law, modification(s) of any such installation or alteration made within the Demised Premises or alteration of the Building required as a result of such installation or alteration, which shall be solely the responsibility of Tenant, at Tenant's sole cost and expense, and Landlord shall have no obligation or duty with respect thereto. The performance of any of the foregoing Laws required work, installations and alterations shall be performed by Tenant in accordance with and subject to all applicable provisions of this Lease.

     C. (I.) If the National Board of Fire Underwriters or any local Board of Fire Underwriters or Insurance Exchange (or other bodies hereafter exercising similar functions) shall require or recommend the installation of fire extinguishers, a "sprinkler system", fire detection and prevention equipment (including but not limited to, smoke detectors and heat sensors), or any changes, modifications, alterations, or the installations of additional sprinkler heads or other equipment for any existing sprinkler system, fire extinguishing system, and/or fire detection system for any reason, whether or not attributable to Tenant's use of the Demised Premises or alterations performed by Tenant; or

     (II.) If any law, regulation or order or if any bureau, department, or official of the federal, state, and/or municipal governments shall require or recommend the installation of fire extinguishers, a "sprinkler system", fire detection and prevention equipment (including, but not limited to, smoke detectors and heat sensors), or any changes, modifications, alterations, or the installation of additional sprinkler heads or other equipment for an existing sprinkler system, fire extinguishing system, and/or fire detection system for any reason, whether or not attributable to Tenant's use of the Demised Premises or Alterations performed by Tenant: or

     (III) If any such installation, changes, modifications, alterations, sprinkler heads, or other equipment become necessary to prevent the imposition of a penalty, an additional charge, or an increase in the fire insurance rate as fixed by said Board of Exchange from time to time, or by any fire insurance company as a result of the use of the Demised Premises whether or not the same is a Permitted Use under Paragraph #2 (the Use clause), then, Tenant shall, at Tenant's sole cost and expense, promptly make such installations within the Demised Premises and make such changes, modifications, alterations, or the installation of additional sprinkler heads or other required or recommended equipment.

          74. AIR CONDITIONING. All maintenance, repair, and replacement of the air conditioning and ventilation system if any, serving the Demised Premises shall be the responsibility of the Tenant, at the Tenant's sole cost and expense. Landlord shall not be liable to Tenant to damages or otherwise nor shall Tenant be entitled to any abatement or diminution of the Minimum Rent or any Additional Rent payable under this Lease if the operation of the air conditioning and/or ventilating system is interrupted, impaired, suspended or terminated because of failures, repairs, installations or improvements in or about the Demised Premises, nor shall any such interruptions, impairment, suspension, or termination release Tenant from the performance of any of its obligations hereunder.

     A. If either the quantity or character of cooling and/or ventilating service furnished to the Demised Premises shall change or cease to be available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to impose any liability upon Landlord or Landlord's agents.

     B. Tenant shall not, without prior written consent of Landlord, which consent shall not be unreasonably withheld, make or permit to be made any additions to or modifications of the existing air conditioning and ventilating system. Any such additions or modifications permitted to be made hereunder shall be performed by Tenant at Tenant's expense.

     C. Tenant acknowledges that at the end of the Lease term, or earlier termination, the air conditioning system shall remain in the Demised Premises. In addition, at end of the Lease term, Tenant will leave the air conditioning unit in good condition and good working order.

     D. Anything contained herein to the contrary notwithstanding, it is expressly agreed that Tenant shall pay the cost of any and all permits required by any branch or department of the borough, county, city, state or federal government in connection with any air conditioning presently or hereinafter installed in the Demised Premises.

          75. INTENTIONALLY OMITTED

          76. PERMITS AND FEES.

     A. Tenant covenants and agrees that, upon request of the Landlord, it shall, within ten (10) days from the date of the request, furnish Landlord with an up-to-date copy of any permit or license required by any authority having jurisdiction therein for Tenant to conduct business at the Demised Premises.

     B. In addition, Tenant further covenants and agrees that, upon request of the Landlord, it shall, within ten (10) days from the date of the request, furnish Landlord evidence which supports payment of current tax, assessment or fee, for personal property, fees or other impositions which is imposed upon the Tenant, other than the Real Estate Tax.

          77. BASE RENT. The payments reserved under this Lease for the term hereof shall be and consist of "Base Rent", which shall be as follows:

     (i) $245,340.00 per annum ($ 20,445.00 per month) during the period commencing upon the Tenant's possession of the premises, and continuing thereafter to and including the 31st day of July, 2000;

     (ii) $273,540.00 per annum ($22,795.00 per month) during the period commencing upon the 1st of August, 2000, and continuing thereafter to and including the 31st day of July, 2001;

     (iii) $310,200.00 per annum ($25,850.00 per month) during the period commencing upon the 1st day of August, 2001 , and continuing thereafter to and including the 31st day of July, 2005;

     (iv) $341,220.00 per annum ($28,435.00 per month) during the period commencing upon the 1st day of August, 2005, and continuing thereafter to and including the 31st day of July, 2010;

          78. OPTION TO RENEW.

     A. Provided that the Tenant is not in default of any of the provisions of this immediate lease and rider, Tenant shall have the option to extend the terms of this lease for two (2) successive five (5) year periods, hereinafter known as "Extension Term I" and Extension Term II.

     B. Tenant shall notify the landlord in writing pursuant to the notice provision contained herein, at least 6 months prior to the expiration of the then existing term that it has elected to exercise its option for the following extension term.

     C. Both Extension Term I and Extension Term II shall be on the same terms, covenants and conditions as provided in this immediate lease and rider thereto. Payment of all Base Rent and additional rent and all other charges shall continue to be made during each of the Extension Terms.

     D. During Extension Term I, the Base Rent shall be as follows:

     (i) $349,750.05 per annum ($29,145.83 per month) during the period commencing upon the 1st day of August, 2010, and continuing thereafter to and including the 31st day of July, 2011;

     (ii) $358,494.26 per annum ($29,874.52 per month) during the period commencing upon the 1st day of August, 2011, and continuing thereafter to and including the 31st day of July, 2012;

     (iii) $367,456.61 per annum ($30,621.38 per month) during the period commencing upon the 1st day of August, 2012 , and continuing thereafter to and including the 31st day of July, 2013

     (iv) $376,643.03 per annum ($31,386.91 per month) during the period commencing upon the 1st day of August, 2013 and continuing thereafter to and including the 31st day of July, 2014;

     (v) $386,059.10 per annum ($32,171.59 per month) during the period commencing upon the 1st day of August, 20l4 and continuing thereafter to and including the 31st day of July, 2015;

     E. During Extension Term II, the Base rent shall be:

     (i) $395,710.57 per annum ($32,975.88 per month) during the period commencing upon the 1st day of August, 2015, and continuing thereafter to and including the 31st day of July, 2016;

     (ii) $405,603.34 per annum ($ 33,800.27 per month) during the period commencing upon the 1st day of August ,2016 , and continuing thereafter to and including the 31st day of July, 2017

     (iii) $415,743.42 per annum ($34,645.28 per month) during the period commencing upon the 1st day of August,2017, and continuing thereafter to and including the 31st day of July, 2018

     (iv) $426,137.01 per annum ($35,511.41 per month) during the period commencing upon the 1st day of August, 2018 and continuing thereafter to and including the 31st day of July, 2019

     (v) $436,790.43 per annum ($36,399.20 per month) during the period commencing upon the 1st day of August, 2019 , and continuing thereafter to and including the 31st day of July, 2020.

          79. SECURITY DEPOSIT

     A. Landlord hereby acknowledges receipt of the sum of THIRTY THOUSAND SIX HUNDRED SIXTY SEVEN DOLLARS FIFTY CENTS ($30,667.50), hereinafter referred to as "Security Deposit"), which Security Deposit is to be held by Landlord as security for the full and faithful performance by Tenant of each and every term, condition and covenant of this Lease on the part of Tenant to be observed and performance, it being expressly understood that such Security Deposit is not an advance payment of rental or a measure of Landlord's damages in the case of default by Tenant. Landlord will be required to account for the use of such Security Deposit, to keep such Security Deposit sequestered and shall pay interest on such Security Deposit. Such Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the consent of Landlord and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord. If any of the Base Rent or any item of Additional Rent payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or should Tenant fail to perform any of the terms of this Lease, then Landlord may, at its option, and without prejudice to any other remedy which

Landlord may have on account thereof, appropriate and apply said entire Security Deposit, or so much thereof as may be necessary to compensate Landlord toward the payment of Base Rent or any item of Additional Rent due from Tenant or towards any loss, damage or expense sustained by Landlord resulting from such default on the part of Tenant and, in such event, Tenant shall forthwith, upon demand, restore said Security Deposit to the original sum deposited. In the event Tenant shall fully and faithfully comply with all of the terms, covenants and conditions of this Lease, any remaining balance of such Security Deposit shall be returned by Landlord to Tenant following the date of the expiration or termination of this Lease and the surrender of the Demised Premises by Tenant in compliance with the provisions of this Lease. In the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against Tenant, or its successors or assigns, or any Surety of this Lease, such Security Deposit shall be deemed to be applied first to the payment of any Base Rent and any item of Additional Rent due Landlord for all periods prior to the institutions of such proceedings, and the balance, if any, of such Security Deposit may be retained by Landlord in partial liquidation of Landlord's damages. Landlord may deliver the Security Deposit by Tenant hereunder to the purchaser of Landlord's interest in the Demised Premises, in the event that such interest be sold or transferred and, thereupon, Landlord shall be discharged and released from all further liability with respect to such Security Deposit or the return thereof to Tenant, and Tenant shall look solely to the new Landlord for the return of said Security Deposit, and this provision shall also apply to any subsequent transferees. The interest which accrues shall accrue as principal thereby increasing the principal amount of the Security Deposit which shall be used in accordance with and be subject to all the terms of this Article. Landlord shall have the rights to deduct annually from the account the legal maximum rate permissible for reimbursement of its administrative expenses.

     B. Tenant shall upon the request of the Landlord furnish such additional sums as are required to keep the security deposit value at the total of one and one half (1.5) months Base Rent.

          80. SAVING PROVISION. If any provision of the Lease, or its application to any situation, shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application thereof to situations other than that as to which it is invalid or unenforceable , shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          81. LEASE NOT BINDING UNLESS EXECUTED. Submission by Landlord of the within Lease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.

          82. ENTIRE AGREEMENT. No earlier statement by Landlord, its agents or employees regarding this Lease in the Demised Premises or prior written matter, regarding this Lease in the Demised Premises shall have any force or effect. Tenant agrees that it is not relying on any representations or agreements other than those contained in this Lease. This agreement shall not be modified or canceled by writing subscribed by all parties.

          83. INTENTIONALLY OMITTED

          84. INTENTIONALLY OMITTED

          85. SORTING AND SEPARATION OF REFUSE AND TRASH: Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Tenant shall pay all costs, expenses, fines, penalties or damages which may be imposed on Landlord or Tenant to reason of Tenant's failure to comply with the provisions of this article, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Landlord harmless (including legal fees and expenses) from and against any actions, claims and suits arising from such not-compliance, utilizing counsel reasonably satisfactory to Landlord.

          86. TENANTS RIGHT OF FIRST REFUSAL: During the course of the term herein or any Extension Term, the Landlord shall not accept any offer to purchase the premises unless: (i) the Landlord has provided the Tenant with written notice of the terms of any proposed sale or offer, affording the Tenant the right to purchase the property upon the same terms and conditions contained therein; and (ii) the Tenant shall not have accepted such offer within 30 days after such notice. The sale of more than 50% of the capital stock of the Landlord shall be deemed to be a sale requiring the giving of the notice provided for herein to the tenant. However, for purposes of this paragraph, the transfer conveyance or sale of the premises or any part thereof, to members of the immediate family of the principal shareholder of the Landlord shall not be deemed a sale.

          87. INTENTIONALLY OMITTED

          88. ENVIRONMENTAL HAZARDS

     A. Landlord shall indemnify and hold blameless Tenant and its successors and assigns from all costs damages expenses liability and harm resulting from any spill, release or presence of toxic or hazardous materials, (hereinafter an "environmental condition"), and the violation of any federal state or local laws addressing environmental matters (hereinafter "environmental law")occurring or existing prior to the commencement of the term of the lease.

     B. The tenant shall indemnify and hold the Landlord harmless for and from any and all damage resulting from the occurrence of any environmental condition or the violation of any environmental law during the term of the tenancy.

          89. CONDEMNATION. If the whole of the demised premises or more than 40% of the land area thereof, and/or the building on the demised premises shall be lawfully taken by condemnation, then this lease shall at the option of the Tenant terminate upon 60 days Notice of Termination based upon condemnation, which notice may be served upon Landlord at any time after the date of vesting of title in such taking and the rent shall be prorated and adjusted as of such date. If the Tenant does not exercise such option, the rent of the remaining portion of the term shall be reduced in proportion to the square footage of parking area and/or square footage of building which has been taken in condemnation. In the event that the parties cannot agree upon the amount of such reduction, the issue concerning the pro rata rent reduction shall be submitted to binding arbitration by one arbitrator in accordance with the rules of the American Arbitration Association.

          90. TENANT'S CHANGES. Tenant, at its sole cost and expense, shall have the right, at any time from time to time during the term of the lease to make changes and alterations to the demised premises provided that the Tenant shall furnish the Landlord with prior written notice concerning the nature and extent of any such changes, which consent shall not be unreasonably withheld.

          91. WARRANTIES OF LANDLORD. The Landlord warrants that the Premises shall be vacant and free of all tenancies, including but not limited to the current occupancy of Jamaica Towing and/or its affiliates by October 15, 1995. Landlord shall commence a summary holdover proceeding against the present occupants on or about August 1, 1995, and shall diligently prosecute such proceeding to conclusion. In the event the Landlord is unable to deliver the Premises to the Tenant vacant and free of all tenancies on or before October 15, l995, the Tenant shall have the option to terminate this lease upon 10 days written notice to the Landlord. Upon such termination neither Landlord nor Tenant shall have any further obligation or liability hereunder, with the exception of the return to the Tenant of the first month's lease and security deposit paid hereunder. The foregoing option shall expire in the event that such option has not been exercised prior to the earlier to occur of the following:

(i) written notification by the Landlord to the Tenant that the Premises are vacant and free of all tenancies; or

(ii) December 1, 1995.

In the event that the Landlord shall be unable to deliver the Premises to the Tenant vacant and free of all tenancies, on or before December 1, 1995, this Lease shall terminate as of such date and neither Landlord nor Tenant shall have any further obligation or responsibility hereunder with the exception of the return of Tenant's first month's rent and security deposit. The Tenant's obligation to pay rent or additional rent shall not commence until the Landlord has delivered possession of the Premises to Tenant vacant and free of all tenancies.

          92. NON-DISTURBANCE:

     (A) West Side Corp., as the owner of the Premises, hereby consents to the entry into the lease agreement between Stamar Realty Corp. and 180 Jamaica Corp.

     (B) West Side Corp. waives any and all present and future defaults which may exist under the lease agreement between West Side Corp. and Stamar Realty Corp. dated July 31, 1995 ("July Lease"). This waiver shall remain in full force and effect during the term of this Lease between Stamar Realty Corp. and 180 Jamaica Corp.

     (C) No other lease or other form of agreement has been executed by West Side Corp. which grants any rights in and/or to the Premises with the exception of the July Lease.

     (D) West Side Corp. is the sole record and beneficial owner of the Premises.

     (E) Notwithstanding anything else contained in this Lease to the contrary, so long as this Lease is in full force and effect and Tenant is not in default hereunder beyond all applicable grace and notice periods, (a) Tenant shall not be evicted from the Premises by West Side Corp., any owner of the Premises, and/or any holder of a mortgage or deed of trust encumbering the building and/or the Demised Premises ("Mortgagee") or any assignee or other successor whose rights derive or are claimed to derive from, under or through Mortgagee and, in addition thereto, Tenant's right of possession and other rights under this Lease, including, without limitation, its right to use and occupy the Demised Premises in accordance with this Lease and its rights in and to the other areas of the building shall not be terminated, disturbed, diminished, interfered with or in any way affected by: (i) any action of West Side Corp. Or any owner of the premises; and/or (ii) the foreclosure of a mortgage encumbering the building and/or Demised Premises or any renewal, modification, consolidation, extension or replacement thereof(" Mortgage"); and
(b) Tenant shall not be named or joint as a panty defendant in any foreclosure action or proceeding which may be instituted or taken by the Mortgagee unless same is required by a court of competent jurisdiction and then only with respect to the foreclosure and not to evict Tenant from the demised premises; and (c) any sale or transfer of title to the building, the Demised Premises or any part thereof pursuant to the exercise of any rights or remedies under the Mortgage or otherwise, shall be made subject to this Lease and the rights of Tenant hereunder.

     (F) On or before March 15, 1996, (i) a non-disturbance agreement in a form reasonably satisfactory to the Tenant, must be delivered to the Tenant by the Mortgagee and (ii) Tenant must be satisfied as to the inability of tax agencies and judgement creditors to commence foreclosure proceedings against the property. In the event that the foregoing is not met, Tenant would have the option to terminate the lease on 120 days written notice to Landlord. In addition, in the event that foreclosure proceedings are commenced against the property prior to March 15, 1996, Tenant would also have the option to terminate the lease on 120 days written notice to the Landlord, or make rental payments directly to the Court.

          93. GUARANTY: Atlantic Express Transportation Group Inc. (the "Guarantor") hereby unconditionally guarantees the payment of rent and additional rent for so long as either the Tenant or any sublessee or assignee of the Tenant shall remain in occupancy of the Premises. Upon receipt of written notice of non payment of rent or additional rent and demand for payment thereof, the Guarantor shall pay such rent or additional rents to Landlord and shall remain liable for all sums due or to become due for rent or additional rent during the period in which the Tenant or any sublessee or assignee of the Tenant shall remain in possession of the Premises.

          94. SUBLEASE TO AFFILIATE: Landlord consents to the sublease of a portion or all of the Premises to any affiliate of the Tenant. For purposes of this paragraph "affiliate of the Tenant" shall include any corporation or entity which is wholly owned by Atlantic Express Transportation Group Inc.

          95. ECONOMIC DEVELOPMENT ZONE PROGRAM: The Landlord and the Tenant, at Tenant's option, shall promptly make application for certification as a qualified business under the Economic Development Zone Program for South Jamaica, Queens. All fees and expenses incurred or to be incurred in connection with the making of such application or the maintenance of such certification shall be paid by the Tenant. The Landlord and Tenant shall cooperate with each other with respect to the making of any application for benefits under such Economic Development Zone program including application for investment tax credit, real property tax exemptions and land tax abatements, provided that the Tenant shall pay all fees and expenses in connection with any and all such matters. In the event the Landlord shall receive a real property tax exemption or land tax abatement which shall reduce the amount of real estate taxes payable on the Premises to an amount which shall be less than the real property taxes payable as of the date hereof for the 1995/96 tax year, the Tenant shall receive a rent abatement which shall be equal to 75% of the annual tax savings resulting thereby and the monthly rent hereunder shall be reduced accordingly to reflect such abatement.

IN WITNESS WHEREOF the parties hereto have respectively executed this agreement, This the 21st day of August 1995.

Landlord:                                    Tenant


/s/ [ILLEGIBLE]                              /s/ [ILLEGIBLE]
----------------------------------           -----------------------------
Stamar Realty Corp.                          180 Jamaica Corporation
By:                                          By:


/s/ [ILLEGIBLE]                              Guarantor:
----------------------------------
West Side Corp.
By.
                                             /s/ [ILLEGIBLE]
                                             -----------------------------
                                             Atlantic Express Transportion
                                             Group Inc.
                                             By:

[Logo] Hentz-Dor
       Real Estate, Inc.

                                                           Industrial/Commercial

                          CONSULTANT RETAINER AGREEMENT

                       59-01 Avenue D, Brooklyn, NY 11203

                Energy Discount Program/Property Tax Abatement

This Agreement made this 26th day of July 1996, between Atlantic Express Inc. (ATLANTIC), party of the first part, and Hentz-Dor Real Estate, Inc. (HD), party of the second part, as follows:

WHEREAS, ATLANTIC recognizes that the Financial Services Department of HD has specialized personnel with ability and expertise in the field of industrial and commercial project planning;

WHEREAS, ATLANTIC has the need for special knowledge and advice in the industrial and commercial project planning and desires assistance in the preparation of documentation for submission to the New York City Department of Business Services, Department of Finance, Economic Development Corp., ("Consultation Services") and others, and;

WHEREAS, ATLANTIC is planning the renovation of their building on 107-10 180th Street, Jamaica, N.Y. and is desirous of receiving benefits from various agencies, if possible;

A. NOW, THEREFORE, Hentz-Dor Real Estate, Inc. agrees to render the Consultation Services to ATLANTIC for a period of 12 months from the date hereof and will make its best efforts to secure ATLANTIC the Energy Cost Savings Program Discount and Department of Finance ICIP Program, and ATLANTIC hereby agrees to pay Hentz-Dor Real Estate, Inc. the sum of twelve thousand dollars ($ 12,000) payable as follows:

     (1) ATLANTIC agrees to pay HD the sum of three thousand dollars ($ 3,000) as the initial non-refundable retainer fee for such Consultation Services.

     (2) ATLANTIC agrees to pay HD the sum of four thousand five hundred dollars ($ 4,500) in the event that ATLANTIC receives a preliminary Certificate of Eligibility from the New York City Industrial and Commercial Incentive Program (ICIP), whether or not such Certificate is received after the termination of this agreement.

     (3) ATLANTIC agrees to pay HD an additional sum of four thousand five hundred dollars ($ 4,500) in the event that ATLANTIC receives a Certificate of Eligibility from the New York City Economic Development Corporation EDC), Energy Cost Savings Reduction Program, whether or not such approval is received after the termination of this agreement.

B. HD herewith acknowledges receipt of the initial non-refundable retainer fee of three thousand dollars ($3,000).


/s/ [ILLEGIBLE]                              /s/ [ILLEGIBLE]
----------------------------------           -----------------------------
WITNESS                                      ATLANTIC, EXPRESS, INC

----------------------------------           -----------------------------
WITNESS                                      HENTZ-DOR REAL ESTATE, INC.

10-51 48th Avenue, Long Islad City, N.Y. 11101  Tel. 718-786-5151
Fax: 718-786-6914

                       SILVERMAN, COLLURA & CHERNIS, P.C.
                              381 PARK AVENUE SOUTH
                              NEW YORK, N.Y. 1OOI6

                                   ----------

                                 (212) 779-8600
                           TELECOPIER: (212) 779-8858

PETER R. SILVERMAN

ANTHONY M. COLLURA                                     August 14, 1995

PAUL CHERNIS

 * RONALD A. BALZANO
    __________

** MICHELLE J. COHN

 * NEW YORK AND CONNECTICUT BARS

** NEW YORK AND PENNSYLVANIA BARS

VIA FACSIMILE 212 725-3711

Finkelstein & Newman
185 Madison Avenue
New York, New York 10016

Attn: John Newman, Esq.

           Re: Stamar Realty Corp./180 Jamaica Corp.
               Lease for 107-10 180th Street
               Jamaica, Queens

Dear John:

     This letter shall confirm the agreement and understanding between our respective clients as Landlord and Tenant under the above captioned Lease concerning the improvements which the Tenant intends to make following the delivery of the Premises to the Tenant, vacant and free of all tenancies.

     The Landlord, by execution of this Letter Agreement, grants its approval to the making of the improvements referenced on the annexed schedule dated July 7, 1995, as well as the installation of three 4,000 gallon diesel fuel tanks and temporary grading of the property, and shall require no further compliance by Tenant with the terms of the Lease with respect to the making of such improvements. The Tenant in its sole discretion shall decide when such improvements shall be made.

     The Tenant, by execution of this Letter Agreement, agrees to indemnify and hold harmless the Landlord with respect to any damage, claim and expense, including reasonable counsel fees, which may arise as a result of or in connection with the Tenant's making of the said improvements, including but not limited to any municipal or other governmental fines, violations or orders.

SILVERMAN, COLLURA & CHERNIB, P.C.

      John Newman, Esq.
      August 22, 1995
      Page 2

     I would appreciate it if you would arrange for your client to countersign a copy of this letter to acknowledge the foregoing.

                                  Very truly yours,

                                  SILVERMAN, COLLURA & CHERNIS, P.C.


                                  By:  /s/ Peter R. Silverman
                                       ----------------------
                                        Peter R. Silverman

Consented and Agreed to:

180 JAMAICA CORP., TENANT


By: /s/ [ILLEGIBLE]
   ----------------------------

STAMAR REALTY CORP., LANDLORD


By: /s/ [ILLEGIBLE]
   ----------------------------

PRS/cz
cc:    Domenic Gatto
       Nathan Schlenker
       William McVeigh
       James Beatty